UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016 (October 17, 2016)

CCA Industries, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 CHALLENGER RD, SUITE 340 RIDGEFIELD PARK, NEW JERSEY	07660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 935-3232

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company issued a press release on October 17, 2016, announcing the financial results of the third quarter and nine months ended August 31, 2016.

Item 9.01 Exhibits

The following exhibits are annexed hereto:

99.1 Press release issued October 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     October 25, 2016

CCA Industries, Inc.
Registrant

By:         /s/ Stephen A. Heit x
Stephen A. Heit
Executive Vice President &
Chief Financial Officer